UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         December 30, 2022

LAS VEGAS SANDS CORP.
(Exact name of registrant as specified in its charter)
Nevada
(State or other jurisdiction of incorporation)
001-32373		27-0099920
(Commission File Number)		(IRS Employer Identification No.)

5500 Haven Street
Las Vegas,	Nevada	89119
(Address of principal executive offices)		(Zip Code)
(702) 923-9000
(Registrant's Telephone Number, Including Area Code)

NOT APPLICABLE
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.001 par value)	LVS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.			☐

ITEM 1.01.	Entry into a Material Definitive Agreement.
On December 30, 2022, Venetian Macau Limited (“VML”), Venetian Cotai Limited, Venetian Orient Limited and Cotai Strip Lot 2 Apart Hotel (Macau) Limited, each of which is an indirect subsidiary of Las Vegas Sands Corp. (the “Company”), entered into a series of public deeds (the “Deeds of Reversion”) with Macao, in connection with VML’s award of a gaming concession for the operation of casino games of chance in Macao on December 16, 2022 (the “Concession”).
Additionally, on December 30, 2022, VML entered into a Handover Record (the “Handover Record”) with Macao, also in connection with VML’s award of the Concession.

Terms of Deed of Reversion
The Deeds of Reversion provide for the reversion of the games of chance areas and games of chance supporting areas at our integrated resorts in Macao (the “Relevant Areas”) (along with gaming equipment and utensils) to Macao without compensation and free of any liens or charges with effect from December 31, 2022. Pursuant to the Deeds of Reversion and the Handover Record, in order to continue to use the Relevant Areas (along with gaming equipment and utensils), VML shall pay to Macao the annual compensation detailed in the Handover Record as set out below.

Terms of Handover Record
Under the Handover Record, VML may continue to use the Relevant Areas (along with gaming equipment and utensils) for the operation of casino games of chance.
Certain principal terms of the Handover Record are as follows:

Premises involved	:	the Relevant Areas (along with gaming equipment and utensils)
Annual compensation	:
(i)for the first year of the Concession term, MOP750 (approximately US$93) per square meter;
(ii)for the second and third years of the Concession term, the annual compensation shall be adjusted based on the Macao average price index for the preceding year in accordance with Article 39(2) of Macao’s gaming law (the “Gaming Law”);
(iii)for the fourth year of the Concession term, MOP2,500 (approximately US$311) per square meter; and
(iv)for the remainder of the Concession term, the annual compensation shall be adjusted based on the Macao average price index for the preceding year in accordance with Article 39(2) of the Gaming Law.

The foregoing summary of the Deeds of Reversion and the Handover Record is not complete and is qualified in its entirety by reference to the full and complete text of the Deeds of Reversion and the Handover Record, a copy of which will be each filed as an exhibit to the Company’s Annual Report on Form 10-K for the period ending December 31, 2022 to be filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 30, 2022

LAS VEGAS SANDS CORP.
By:	/S/ D. ZACHARY HUDSON
Name: D. Zachary Hudson Title: Executive Vice President, Global General Counsel and Secretary